UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 21, 2017

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 21, 2017, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) posted an investor presentation on its website discussing its proposal to acquire all of the outstanding shares of common stock of FelCor Lodging Trust Incorporated (“FelCor”) for $9.27 per share comprised of a fixed exchange ratio of 1.192 shares of Ashford Trust, 0.003 shares of Ashford Inc. and 0.001 warrants to purchase Ashford Inc. shares in exchange for each share of FelCor (the “Proposal”).  The Company will host a conference call on Tuesday, February 21, 2017 at 9:30 a.m. Eastern Time related to the Proposal. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission (the “SEC”).  The foregoing description is qualified in its entirety by reference to the text of such investor presentation and is incorporated herein by reference and constitutes part of this report.

Item 8.01. Other Events.

On February 21, 2017, Ashford Trust issued a press release announcing that the Company submitted a letter to FelCor’s board of directors (the “FelCor Board”) regarding the Proposal.  A copy of the press release, including the full text of the proposal letter delivered to the FelCor Board, is attached hereto as Exhibit 99.2 (the “Proposal Letter Press Release”).  On February 21, 2017, Ashford Trust issued a separate press release announcing that the Company has nominated a slate of seven highly qualified independent nominees for election to the FelCor Board at FelCor’s upcoming annual meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.3 (the “Notice of Nomination Press Release”).

The information contained in this Item 8.01 and the attached Exhibits 99.2 and 99.3 is furnished to and not filed with the SEC.  The foregoing descriptions are qualified in their entirety by reference to the text of such press releases and are incorporated herein by reference and constitute part of this report.

Additional Information

This communication does not constitute an offer to buy or solicitation of any offer to sell securities. This communication relates to a proposal which Ashford Trust has made for a business combination transaction with FelCor. In furtherance of this proposal and subject to future developments, Ashford Trust (and, if a negotiated transaction is agreed, FelCor) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC. This communication is not a substitute for any registration statement, prospectus, proxy statement or other document Ashford Trust or FelCor may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ASHFORD TRUST AND FELCOR ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT(S), PROSPECTUS(ES), PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD TRUST, FELCOR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they become available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Ashford Trust’s Investor Relations department at Ashford Hospitality Trust, Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling Ashford Trust’s Investor Relations department at (972) 490-9600. Investors and security holders may obtain free copies of the documents filed with the SEC on Ashford Trust’s website at www.ahtreit.com under the “Investor” link, at the “SEC Filings” tab.

Certain Information Regarding Participants

Ashford Trust and Ashford Inc. and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Ashford Trust’s directors and executive officers in Ashford Trust’s definitive proxy statement for its most recent annual meeting filed with the SEC on April 25, 2016. You can find information about Ashford Inc.’s directors and executive officers in Ashford Inc.’s definitive proxy statements for its most recent annual meeting and special meeting filed with the SEC on April 28, 2016 and October 7, 2016, respectively. You can find information about FelCor’s directors and executive officers in FelCor’s definitive proxy statement for its most recent annual meeting filed with the SEC on April 14, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov and (with respect to documents and information relating to Ashford Trust) from Investor Relations at Ashford Trust, as described above.  Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other related documents filed with the SEC if and when they become available.

Forward Looking Statements

Certain statements and assumptions made herein contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When Ashford Trust uses the words “will likely result,” “may,” “anticipate, ” “estimate, ” “should, ” “expect, ” “believe, ” “intend,” or similar expressions, it intends to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of Ashford Trust’s common stock; changes in Ashford Trust’s business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in Ashford Trust’s industry and the market in which Ashford Trust operates, interest rates or the general economy; and the degree and nature of Ashford Trust’s competition.  These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.  In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability to successfully integrate Ashford Trust and FelCor; and the ability to recognize the anticipated benefits from the proposed combination of Ashford Trust and FelCor, including the anticipated synergies resulting from the proposed combination.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation dated February 21, 2017.

99.2	Proposal Letter Press Release issued on February 21, 2017.

99.3	Notice of Nomination Press Release issued on February 21, 2017.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2017

ASHFORD HOSPITALITY TRUST, INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel